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                                  EXHIBIT 99.2

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
           (SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code), I, Peter S. Hellman, Executive Vice President and Chief Financial and Administrative Officer of Nordson Corporation, an Ohio corporation (the "Company"), do hereby certify that:

     1. The Annual Report on Form 10-K for the fiscal year ended November 3, 2002 of the Company (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ PETER S. HELLMAN
                                          --------------------------------------
                                          Peter S. Hellman
                                          Executive Vice President, Chief
                                          Financial and Administrative Officer

Dated: January 22, 2003

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